UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 2, 2008

                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

          New York                   0-27654-NY                 11-3232989
----------------------------      ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)

        One Huntington Quadrangle Suite 4C-01, Melville, New York 11747
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02 Termination of a Material Definitive Agreement.

      MDNY Healthcare, Inc. ("MDNY") is the majority-owned subsidiary of the Registrant, Long Island Physician Holdings Corporation ("LIPH").

      As previously reported, MDNY entered into an Asset Purchase Agreement ("Purchase Agreement") dated as of March 21, 2008 with TopHaat Holdings Group, Inc. ("Buyer"). The Purchase Agreement provided for MDNY to sell to the Buyer substantially all of the furniture, fixtures, machinery and equipment owned and used by MDNY at its facility in Melville, New York (except for certain Retained Assets, as defined in the Purchase Agreement) and certain Transferred Contracts (as defined) for an aggregate purchase price of $3,200,000 and the Buyer's assumption of MDNY's liabilities arising under such Transferred Contracts after the closing under the Purchase Agreement.

      No closing has occurred under the Purchase Agreement, and although neither MDNY nor Buyer has given unilateral notice of termination under the Purchase Agreement, Buyer has given MDNY no assurance that any such closing is likely to occur in the future, and MDNY believes that it is unlikely that any such closing will occur.

Item 1.03 Bankruptcy or Receivership

      As previously reported, MDNY has commenced and is implementing a voluntary windup of its remaining business and operations and will no longer provide health insurance services or operate as a health care maintenance organization after May 31, 2008, after which MDNY's activities will be limited to the processing and administration of claims incurred on or before that date and otherwise winding-up its business and operations. MDNY will be required to enter into a Memorandum of Understanding with New York State Insurance Department granting the Department the right of prior approval of any and all expenditures by MDNY.

      The sole asset of LIPH consists of its stock in MDNY and its business and activities relate solely to the management of its role as a shareholder of MDNY and its representation on MDNY's Board of Directors. Upon the winding-up of MDNY's business and affairs, it is anticipated that LIPH will become inactive.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                                     By: /s/ Concetta Pryor
                                         ---------------------------------------
                                         Concetta Pryor, Chief Financial Officer

Date: June 5, 2008